Exhibit 10.43A

FIRST AMENDMENT TO

THE PEACHTREE BANK

1998 STOCK OPTION PLAN

THIS FIRST AMENDMENT is made as of July 15, 1999, by The Peachtree Bank, a bank organized under the laws of the State of Georgia (hereinafter called the “Bank”).

WITNESSETH:

WHEREAS, PB Financial Services Corporation (the “Company”) and the Bank entered into a Plan of Reorganization (the “Reorganization”), effective as of July 15, 1999, pursuant to which the Bank became a wholly owned subsidiary of the Company.

WHEREAS, the Bank maintains The Peachtree Bank 1998 Stock Option Plan (the “Plan”).

WHEREAS, pursuant to the Reorganization, the Board of Directors of the Company is authorized to take any action necessary to facilitate the Reorganization.

WHEREAS, the Company and the Bank entered into an Agreement (the “Agreement”), effective as of July 15, 1999, pursuant to which the Company agreed that the Bank may obligate the Company to issue shares of the Company’s common stock pursuant to the exercise of any options issued pursuant to the Plan.

WHEREAS, the Board of Directors of the Bank desires to amend the Plan to reflect the Reorganization and the terms of the Agreement.

NOW, THEREFORE, effective as of July 15, 1999, the Bank does hereby amend the Plan as follows:

1. By deleting the existing Paragraph 2(N) and replacing it with the following new Paragraph 2(N):

“N. Shares – The shares of common stock of the Company, $5.00 par value, subject to adjustment and substitution as provided in Paragraph 5 of the Plan.”

2. By adding the following new Paragraph 2(P) to the Plan:

“P. Company – PB Financial Services Corporation, a bank holding company organized under the laws of the State of Georgia.”

3. By replacing the word “Bank” with the word “Company” each time such word appears in Paragraph 5 (A-F) of the Plan.

4. By adding the phrase “or the Company” immediately after the word “Bank” in Paragraph 5(G) of the Plan.

5. By replacing the word “Company” with the word “Bank” each time such word appears in Paragraph 6(A) of the Plan.

6. By deleting the phrase “by the Bank” from the second to last sentence of Paragraph 6(E) of the Plan.

7. By replacing the word “Company” with the word “Bank” where such word appears in Paragraph 10 of the Plan.

Except as specifically amended hereby, the remaining provisions of the Plan shall remain in full force and effect as prior to the adoption of this First Amendment.

IN WITNESS WHEREOF, the Bank has caused this First Amendment to be executed as of the day and year first above written.

THE PEACHTREE BANK

By:	/s/ Monty G. Watson
Title:	President and CEO

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